                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registration [_]
Check the appropriate box:
[_] Preliminary Proxy Statement                  [_] Confidential, For Use
                                                     of the Commission Only (as
                                                     permitted by Rule
                                                     14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Mace Security International, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
      [X] No fee required.
      [_] Fee computed on table below per Exchange Act rules 14a-6(i)(1) and
          0-11.
      (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

      (5) Total fee paid:

- --------------------------------------------------------------------------------
      [_] Fee paid previously with preliminary materials:

- --------------------------------------------------------------------------------

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

- --------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement no.:

- --------------------------------------------------------------------------------

      (3) Filing Party:

- --------------------------------------------------------------------------------

      (4) Date Filed:

- --------------------------------------------------------------------------------

[MACE LOGO]
                                                  1000 Crawford Place, Suite 400
                                                    Mt. Laurel, New Jersey 08054
                                                                  (856) 778-2300

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      Date: Wednesday, December 15, 1999
                        Time: 10:00 a.m., Eastern Time
                                   Location
                                   --------
                             The DoubleTree Hotel
                                 Cypress Room
                           515 Fellowship Road North
                         Mt. Laurel, New Jersey 08053

To Mace Security International, Inc. Stockholders:

     We invite you to attend our 1999 Annual Meeting of Stockholders. At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting:

     1. Election of seven directors to the Board of Directors for one year terms. The Board has nominated for election Louis D. Paolino, Jr., Mark S. Alsentzer, Jon E. Goodrich, Robert M. Kramer, Richard B. Muir, Matthew J. Paolino and Constantine N. Papadakis.

     2. Approval and adoption of Mace's Amended and Restated Certificate of Incorporation.

     3. Ratification of the Board's appointment of Ernst & Young LLP as Mace's independent auditors for fiscal year 1999.

     You may vote on these proposals in person by attending the Annual Meeting or by proxy. The attached proxy statement provides details on voting by proxy. If you cannot attend the Annual Meeting, we urge you to complete and return the enclosed proxy promptly in the enclosed self-addressed stamped envelope so that your shares will be represented and voted at the Annual Meeting in accordance with your instructions. Of course, if you attend the Annual Meeting, you may withdraw your proxy and vote your shares.

     Only stockholders of record at the close of business on November 10, 1999 can vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

                                   By Order of the Board of Directors,

                                     /s/ Robert M. Kramer

Mt. Laurel, New Jersey             Robert M. Kramer
November 17, 1999                  Secretary

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
Introduction...............................................................   1
  About This Proxy Solicitation............................................   1
  About the Annual Meeting.................................................   2
  Voting at the Annual Meeting.............................................   3
  How To Vote Your Shares..................................................   3

The Proposals..............................................................   4
  Proposal 1. Election of Directors........................................   4
  Proposal 2. Amended and Restated Certificate of Incorporation............   6
  Proposal 3. Ratification of Independent Auditors.........................   7

About the Board of Directors and Executive Officers........................   8
  About the Board and its Committees.......................................   8
  Compensation of Certain Executive Officers...............................   9
  Employment Agreements....................................................  10
  Biographical Information for Non-Director Executive Officers.............  11
  Section 16(a) Beneficial Ownership Reporting Compliance..................  11

The Principal Stockholders of Mace.........................................  12
  Irrevocable Proxies Granted to Louis D. Paolino, Jr......................  13
  Acquisition of Control of Mace...........................................  14

Additional Information.....................................................  15
  Certain Relationships and Related Transactions...........................  15
  Deadline for Stockholder Proposals.......................................  15
  Mace's Annual Report.....................................................  15

         Appendix A - Amended and Restated Certificate of Incorporation
         ----------

     [MACE LOGO]                                  1000 Crawford Place, Suite 400
                                                    Mt. Laurel, New Jersey 08054
                                                                  (856) 778-2300


                                ---------------

                                PROXY STATEMENT

                                ---------------


                                 INTRODUCTION

     The Board of Directors is soliciting proxies to be used at the 1999 Annual Meeting of Stockholders of Mace Security International, Inc. Mace will begin mailing this proxy statement and the enclosed form of proxy to its stockholders on or about November 17, 1999.

     The Board of Directors is soliciting your proxy to encourage you to vote on the proposals at the Annual Meeting and to obtain your support for the proposals. You are invited to attend the Annual Meeting and vote your shares directly. If you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf, using the accompanying proxy card. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS A GOOD IDEA TO COMPLETE, SIGN AND RETURN THE PROXY CARD IN CASE YOUR PLANS CHANGE. YOU CAN ALWAYS VOTE IN PERSON AT THE ANNUAL MEETING, EVEN IF YOU HAVE ALREADY RETURNED THE PROXY CARD.

About This Proxy Solicitation

     This proxy solicitation has two parts: the proxy card and this proxy statement.

The Proxy Card  The proxy card permits you to vote by proxy, whether or not you
- --------------
attend the Annual Meeting. When you sign the proxy card, you appoint certain individuals as your representatives at the Annual Meeting. They will vote your shares of Mace common stock at the Annual Meeting as you have instructed on the proxy card. If a proposal comes up for a vote that is not on the proxy card, they will vote your shares as they deem appropriate.

This Proxy Statement  This proxy statement contains important information for
- --------------------
you to consider when deciding how to vote on the proposals. Please read it carefully. It is divided into four sections following this Introduction:

          Section                                                  Page Number
          -------                                                  -----------
          The Proposals...........................................       4
          About the Board of Directors and Executive Officers.....       8
          The Principal Stockholders of Mace......................      12
          Additional Information..................................      15


     Mace will pay for soliciting these proxies. In addition to use of the mails, Mace's directors, officers and employees may solicit proxies in person, by telephone, facsimile or by other means, in all cases without additional compensation. Mace will reimburse brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of Mace common stock.


About the Annual Meeting

When And Where  Mace will hold the Annual Meeting on Wednesday, December 15,
- --------------
1999, at 10:00 a.m., Eastern Time, at The DoubleTree Hotel, Cypress Room, 515 Fellowship Road North, Mt. Laurel, New Jersey 08053.

Quorum Requirement  Mace's bylaws require that a majority of outstanding shares
- ------------------
of Mace common stock must be represented at the Annual Meeting, whether in person or by proxy, constituting a quorum in order to transact business. Abstentions and broker non-votes will be counted in determining whether or not there is a quorum at the Annual Meeting.

The Proposals  Stockholders will vote on the following proposals at the Annual
- -------------
Meeting:

     .    election of seven directors to one year terms;

     .    approval of Mace's Amended and Restated Certificate of Incorporation;
          and

     .    ratification of Mace's independent auditors.

Other Matters  There were no stockholder proposals submitted for the Annual
- -------------
Meeting. Neither Mace nor its Board intend to bring any other matters before the Annual Meeting. The Board has no present knowledge that any other matters will be presented by others for action at the Annual Meeting. However, stockholders will be able to vote on any other matters that properly come before the Annual Meeting.

Presence of Independent Auditors  Representatives of Ernst & Young LLP, Mace's
- --------------------------------
current independent auditors, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting if they choose and they are expected to be available to respond to stockholder questions.

The Stockholders  As of the record date of November 10, 1999, 21,712,942 shares
- ----------------
of Mace common stock were issued and outstanding. Only stockholders of record at the close of business on November 10, 1999 are entitled to vote at the Annual Meeting and any adjournment or postponement of the meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose relating to the Annual Meeting for ten days prior to the meeting during ordinary business hours at Mace's headquarters located at 1000 Crawford Place, Suite 400, Mt. Laurel, New Jersey 08054.

Voting at the Annual Meeting

     You are entitled to one vote for each share of Mace common stock that you owned of record at the close of business on November 10, 1999. The total number of votes that could be cast at the Annual Meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists. Abstentions have the effect of a vote "against" any matter as to which they are specified if the matter requires the affirmative vote of a majority of the outstanding shares. Abstentions will not affect the outcome of the vote for matters requiring an affirmative vote of the majority of the votes cast. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called "broker non-votes") are considered "shares present" at the meeting for purposes of determining whether a quorum exists. Broker non-votes will not affect the outcome of the vote as they are not counted for determining the number of votes cast.

     The seven nominees for director receiving the highest number of affirmative votes shall be elected as directors. Stockholders do not have the right to cumulate their votes in the election of directors. Each of the other proposals are to be approved by the affirmative vote of a majority of all shares of Mace common stock entitled to vote for such proposals that are represented at the Annual Meeting in person or by proxy.

How To Vote Your Shares

     You may vote in two ways:

     . return your completed, signed and dated proxy card before the Annual Meeting; or

     . cast a written ballot in person at the Annual Meeting (you will need a legal proxy from your stockbroker if you hold your shares in street name).

Voting By Proxy  The proxy card has simple instructions.  By returning a
- ---------------
completed proxy card before the Annual Meeting, you will direct the appointed persons (known as "proxies") to vote your shares at the Annual Meeting in accordance with your instructions. Gregory M. Krzemien and Eduardo Nieves, Jr. will serve as your proxies for the Annual Meeting. If you complete all of the proxy card except for the voting instructions, then the proxies will vote your shares for the election of the nominated directors, for the approval of the Amended and Restated Certificate of Incorporation and for the ratification of Mace's independent auditors. If any nominee for election to the Board is unable to serve, which is not anticipated, then the designated proxies will vote your shares for any substitute nominee chosen by the Board. If any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in their discretion on such matters.

How To Revoke Your Proxy  You may revoke your proxy at any time before it is
- ------------------------
exercised at the Annual Meeting by any of the following means:

     . notifying Mace's Secretary in writing (notice to be sent to Mace's executive offices, the address for which is located on the first page of this proxy statement); or

     .    submitting another proxy card with a later date; or

     . attending the Annual Meeting and voting by written ballot (mere attendance at the Annual Meeting will not by itself revoke your proxy).

                                 THE PROPOSALS

- --------------------------------------------------------------------------------
                              Proposal 1.  Election of Directors
- --------------------------------------------------------------------------------

   Election of seven directors to the Board of Directors for one year terms.

                                   Nominees
                                   --------

Louis D. Paolino, Jr.   Mark S. Alsentzer    Jon E. Goodrich   Robert M. Kramer
          Richard B. Muir    Matthew J. Paolino    Constantine N. Papadakis

- --------------------------------------------------------------------------------

About the Nominees  Except for Mark Alsentzer and Richard Muir, each of Mace's
- ------------------
nominees currently serves on the Board of Directors. Rodney R. Proto, currently a director of Mace, has declined to stand for reelection. Each nominee indicated that he will serve on the Board if elected. Biographical information for each nominee appears below.

Louis D. Paolino, Jr.
- --------------------------------------------------------------------------------
Age:                         43
Director Since:              May 24, 1999
Principal Occupation:
   May 24, 1999-Present      President and Chief Executive Officer of Mace
   July 1, 1999-Present      Chairman of the Board of Mace
Recent Business Experience:
   June 1996-December 1998   Chairman of the Board, President and Chief
                             Executive Officer of Eastern Environmental
                             Services, Inc. (a waste management company)
   September 1993-June 1996  Vice President of USA Waste Services, Inc. (a waste management company)

Mark S. Alsentzer
- --------------------------------------------------------------------------------
Age:                         44
Director Since:              nominee
Principal Occupation:
   December 1996-Present     President and Chief Executive Officer of US Plastic
                             Lumber Corporation (a plastic lumber and recycling
                             company)
Recent Business Experience:
   1992-December 1996        Vice President of Republic Environmental Systems,
                             Inc. (an environmental services company)
Other Directorships:         US Plastic Lumber Corporation

Jon E. Goodrich
- --------------------------------------------------------------------------------
Age:                         54
Director Since:              December 14, 1987
Principal Occupation:
   May 24, 1999-Present      Vice President - Security Product Division of Mace
Recent Business Experience:
   March 1997-May 1999       President and Chief Executive Officer of Mace
   January 1996-March 1997   Chairman of the Board of Mace
   June 1987-January 1996    President and Chief Executive Officer of Mace
   June 1987-June 1995       Chairman of the Board of Mace
   November 1985-January
    1997                     Vice President of Gould & Goodrich Leather, Inc. (a
                             leather products manufacturer)
   November 1985-January
    1997                     President of G & G Realty, Inc. (a real estate
                             management company)

Robert M. Kramer
- --------------------------------------------------------------------------------
Age:                         47
Director Since:              July 1, 1999
Principal Occupation:
   May 24, 1999-Present      General Counsel, Secretary and Executive Vice
                             President of Mace
Recent Business Experience:
   1989-Present              Sole partner of Robert M. Kramer & Associates, P.C.
                             (Mr. Kramer will devote a substantial amount of his
                             time to performing his duties for Mace, although he
                             will continue his private practice of law)
   June 1996-December 1998   General Counsel, Secretary and Executive Vice
                             President of Eastern Environmental Services, Inc.
                             (a waste management company)

Richard B. Muir
- --------------------------------------------------------------------------------
Age:                         44
Director Since:              nominee
Principal Occupation:
   1998-Present              Executive Vice President and Secretary of Excel
                             Legacy Corp. (a real estate development company)
Recent Business Experience:
   1989-May 1999             Executive Vice President and Secretary of New Plan
                             Excel Realty Trust, Inc. (a real estate development
                             company)
Other Directorships:         Excel Legacy Corporation
                             Warner Beck, Inc. (securities broker/dealer firm)

Matthew J. Paolino
- --------------------------------------------------------------------------------
Age:                         35
Director Since:              July 1, 1999
Principal Occupation:
   July 1, 1999-Present      Vice President of Mace
Recent Business Experience:
   1996-December 1998        Vice President of Risk Management, Asset Management
                             and Special Waste Divisions of Eastern
                             Environmental Services, Inc. (a waste management
                             company)
   1993-1996                 Vice President and General Manager - Soil
                             Remediation Division of USA Waste Services, Inc. (a
                             contaminated soil treatment division acquired by
                             Eastern Environmental Services, Inc. in August of
                             1997)
Other Information:           Mr. Paolino is the brother of Louis D. Paolino,
                             Jr., Mace's Chairman, President and Chief Executive
                             Officer

Constantine N. Papadakis
- --------------------------------------------------------------------------------
Age:                         53
Director Since:              May 24, 1999
Principal Occupation:
   1995-Present              President of Drexel University
Recent Business Experience:
   1986-1995                 Dean of the College of Engineering, Geier Professor
                             of Engineering Education and Professor of Civil
                             Engineering at the University of Cincinnati
Other Directorships:         Fidelity Financial of Ohio
                             The Philadelphia Stock Exchange

Recommendation  The Board of Directors recommends that you vote FOR the election
- --------------
of Louis D. Paolino, Jr., Mark S. Alsentzer, Jon E. Goodrich, Robert M. Kramer, Richard B. Muir, Matthew J. Paolino and Constantine N. Papadakis to Mace's Board.

- --------------------------------------------------------------------------------
        Proposal 2.  Amended and Restated Certificate of Incorporation
- --------------------------------------------------------------------------------

     Approval and Adoption of Mace's Amended and Restated Certificate of
                                Incorporation

- --------------------------------------------------------------------------------


     The Board of Directors has unanimously approved and is proposing for stockholder approval Mace's Amended and Restated Certificate of Incorporation for the following purposes:

     . To add a provision limiting the personal liability of Mace's directors to Mace and its stockholders for monetary damages for breaches of their fiduciary duties as directors as permitted by Section 102(b)(7) of the Delaware General Corporation Law. Adding this provision will assist Mace in attracting and retaining qualified individuals to serve on its Board of Directors.

     . To combine into one document all previous amendments to Mace's certificate of incorporation which are now in effect.

     In addition to the foregoing changes, the Amended and Restated Certificate of Incorporation contains certain non-material language and other changes that will not affect your rights as a stockholder.

     The approval of Mace's Amended and Restated Certificate of Incorporation will not affect in any way the validity of currently outstanding stock certificates and will not require you to surrender or exchange any stock certificates that you currently hold.

     The Amended and Restated Certificate of Incorporation is set forth in Appendix A to this proxy statement. If approved by the stockholders of Mace, the
- ----------
Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware on or about December 15, 1999.

Recommendation  The Board of Directors recommends that you vote FOR the proposal
- --------------
to approve and adopt the Amended and Restated Certificate of Incorporation.

- --------------------------------------------------------------------------------
               Proposal 3.  Ratification of Independent Auditors
- --------------------------------------------------------------------------------

    Ratification of the Board's appointment of Ernst & Young LLP as Mace's independent auditors for fiscal 1999

- --------------------------------------------------------------------------------

Mace's Auditors  Urbach Kahn & Werlin PC served as Mace's independent auditors
- ---------------
for the last two fiscal years. On May 26, 1999, Urbach Kahn & Werlin PC resigned. On the recommendation of the Audit Committee, the Board appointed Ernst & Young LLP to serve as Mace's new independent auditors.

About Prior Audits  The rules and regulations of the Securities and Exchange
- ------------------
Commission require us to make the following disclosures to you:

     The reports of Urbach Kahn & Werlin PC on Mace's consolidated financial statements for the last two fiscal years did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and for the interim period through May 26, 1999, there have been no disagreements between Mace and Urbach Kahn & Werlin PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Urban Kahn & Werlin PC, would have caused them to refer to any such disagreements in their report on Mace's consolidated financial statements for such years.

     Prior to Urbach Kahn & Werlin PC's engagement, Mace had engaged Coopers & Lybrand LLP as Mace's independent auditors. On August 13, 1997, the Board of Directors dismissed Coopers & Lybrand LLP as Mace's independent auditors due to cost containment efforts. Coopers & Lybrand LLP did not report on Mace's consolidated financial statements for the last two fiscal years. For the period from January 1, 1997 through August 13, 1997, there were no disagreements between Mace and Coopers & Lybrand LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand LLP, would have caused them to refer to any such disagreements in their report on Mace's consolidated financial statements for such period.

Presence of Independent Auditors  Representatives of Ernst & Young LLP are
- --------------------------------
expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the meeting if they choose and they are expected to be available to respond to stockholder's questions. Representatives of Urbach Kahn & Werlin PC are not expected to be present at the Annual Meeting.

Recommendation  The Board of Directors recommends that you vote FOR the
- --------------
ratification of Ernst & Young LLP as Mace's independent auditors for fiscal year 1999.

              ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

About the Board and its Committees

     Mace's Board is comprised of seven directors. There is currently one existing vacancy on the Board. Unless each director earlier resigns or is removed, each director serves a one year term holding office until the next annual meeting of stockholders and until their successors are elected and qualified. Except for Jon Goodrich, all of the directors serving on Mace's Board during 1998 have resigned in connection with Louis Paolino, Jr.'s acquisition of control of Mace. See "The Principal Stockholders of Mace - Acquisition of Control of Mace."

     During 1998, Mace's Board consisted of Jon Goodrich, Marvin P. Brown, Neil
J. Campolungo, Lewis C. Cohen, Howard Edelman, R. David Garwood and Virginia de Ganahl Russell. Ms. Russell declined to stand for reelection at Mace's 1998 Annual Meeting of Stockholders held on September 18, 1998. On May 24, 1999, Messrs. Cohen, Garwood and Campolungo resigned and were replaced by Louis Paolino, Jr. and Constantine Papadakis. On July 1, 1999, Messrs. Brown and Edelman resigned and were replaced by Robert Kramer, Matthew Paolino and Rodney Proto.

     Mace's Board held five formal meetings during 1998. During 1998, all directors, other than Ms. Russell, attended at least 75% of Mace's Board meetings, as well as the meetings of the committees of the Board on which they served. Mace's Board has standing Audit, Compensation, Planning and Nominating Committees. The following chart describes the composition and functions of the Committees.

- ------------------------------------------------------------------------------------------------------------------------------
                                                      Board Committees
- ------------------------------------------------------------------------------------------------------------------------------
                                                      1998
                                                    Meetings
        Committee                 Members             Held                            Functions
- ------------------------------------------------------------------------------------------------------------------------------
Audit                      1998 Members                 3        . Recommends selection of independent auditors to the Board.
                           ------------                          . Confers with independent auditors and internal personnel on
                           Mr. Brown                             the scope of auditor's examinations.
                           Mr. Campolungo                        . Reviews internal audit controls and  procedures.
                           Mr. Cohen
                           Current Members
                           ---------------
                           Constantine Papadakis
                           Rodney Proto
- ------------------------------------------------------------------------------------------------------------------------------
Compensation               1998 Members                 3        . Recommends executive compensation.
                           ------------                          . Administers Mace's Nonqualified Stock Option Plan.
                           Mr. Brown                             . Administers Mace's 1999 Stock Option Plan.
                           Mr. Campolungo
                           Mr. Cohen
                           Current Members
                           ---------------
                           Constantine Papadakis
                           Rodney Proto
- ------------------------------------------------------------------------------------------------------------------------------
Planning                   1998 Members                 5        . Recommends long-term strategies.
                           ------------
                           Mr. Brown
                           Mr. Cohen
                           Mr. Garwood
                           Mr. Goodrich
                           Current Members
                           ---------------
                           Jon Goodrich
                           Robert Kramer
                           Louis Paolino, Jr.
- ------------------------------------------------------------------------------------------------------------------------------
Nominating                 1998 Members                 2        . Recommends persons to serve on the Board.
                           ------------                          . The Nominating Committee will consider stockholder
                           Mr. Brown                             recommendations for Board members.  Stockholders must
                           Mr. Goodrich                          submit a written statement in support of a candidate to the
                           Current Members                       Nominating Committee by the date stockholders are required
                           ---------------                       to submit stockholder proposals for Mace's annual meeting.
                           Rodney Proto
                           Constantine Papadakis
- ------------------------------------------------------------------------------------------------------------------------------

Fees for Attendance   During 1998 and through July 1, 1999, directors who were
- -------------------
not employees of Mace received fees of $500 per Board or Committee meeting attended. Such directors also were entitled to receive reasonable travel and out of pocket expenses relating to their attendance at such meetings. Mace paid Mr. Brown, the former Chairman of the Board, fees of $750 per Board or Committee meeting attended during 1998 until his resignation as Chairman on July 1, 1999. Commencing on July 1, 1999, Mace ceased paying fees to directors, but will continue to pay non-employee directors reasonable travel and out of pocket expenses relating to their attendance at meetings.

Other Director Compensation  During 1998, Mace granted options to acquire 10,000
- ---------------------------
shares of Mace common stock at $1.25, $1.25 and $1.50 per share, respectively, to Messrs. Campolungo, Cohen and Garwood upon their election to the Board of Directors. Such options are fully vested and expire on November 24, 1999. In addition, Mace granted to each of Messrs. Brown, Campolungo, Cohen, Edelman and Garwood options to acquire 10,000 shares of Mace common stock at $1.21 per share. Such options became fully vested upon the change of control of the Board of Directors on July 1, 1999 and are exercisable until June 30, 2004.

     Mace granted options to purchase 20,000 shares of Mace common stock at $11.00 per share to Constantine Papadakis in connection with his appointment to the Board of Directors on May 24, 1999 and additional options to purchase 20,000 shares of Mace common stock at $8.50 per share on September 1, 1999. Mace granted options to purchase 200,000 shares, 125,000 shares and 125,000 shares of Mace common stock at $2.6875 per share, respectively, to Robert Kramer, Matthew Paolino and Rodney Proto on March 26, 1999 in connection with the change of control transactions described later in this proxy statement in the section "The Principal Stockholders of Mace - Acquisition of Control of Mace."

Compensation of Certain Executive Officers

     For the year ended December 31, 1998, Jon Goodrich was the only executive officer of Mace who received annual compensation (consisting solely of base salary and bonus, if any) in excess of $100,000. Jon Goodrich has never been granted options to purchase shares of Mace common stock. Consequently, in accordance with the rules and regulations of the Securities and Exchange Commission, we only disclose in the following table Jon Goodrich's annual salary for Mace's last three fiscal years.

                          SUMMARY COMPENSATION TABLE


                                           Annual Compensation
                                           -------------------

Name and Principal  Position        Year        Salary          Bonus
- ----------------------------        ----        ------          -----
Jon E. Goodrich (1)...............  1998       $123,714             -
  President and Chief               1997       $123,214             -
  Executive Officer                 1996       $124,023       $25,000


__________________________

(1) Jon Goodrich served as President and Chief Executive Officer until January 15, 1996 and served as an advisor to the Board for the remainder of 1996. Jon Goodrich was re-appointed as President and Chief Executive Officer on March 14, 1997. Mr. Goodrich currently serves as Vice President of Mace's Security Products Division.

Employment Agreements

Louis Paolino, Jr. Employment Agreement  Mace currently employs Louis Paolino,
- ---------------------------------------
Jr. as its President and Chief Executive Officer under a Employment Agreement four-year employment agreement. The principal terms of the employment agreement include:

     .    annual salary of $350,000;

     .    provision of certain medical and other employee benefits;

     . prohibition against competing with Mace during employment and for a three month period following a termination of employment; and

     . a $7,000,000 payment in the event that Mr. Paolino's employment is terminated for any reason, except for death and disability.

     Mace has not granted options to purchase Mace common stock to Louis Paolino, Jr. as compensation for his services to Mace, under his employment agreement or otherwise. Mr. Paolino, however, holds warrants to acquire 1,500,000 shares of Mace common stock that he acquired in connection with the change of control transactions described later in this proxy statement in the section "The Principal Stockholders of Mace - Acquisition of Control of Mace."

Jon Goodrich Employment Agreement  During 1998, Mace employed Jon Goodrich as
- ---------------------------------
its President and Chief Executive Officer under an employment agreement that expired on September 1, 1999. Jon Goodrich now serves as Mace's Vice President for its Security Products Division. The principal terms of the employment agreement included:

     .    annual salary of $125,000;

     .    prohibition against accepting employment with any other entity;

     . prohibition against competing with Mace during employment and for a two year period following his voluntary termination of employment with Mace or termination of his employment by Mace for cause; and

     . entitlement to all contract payments for the entire contract term upon termination of his employment without cause.

Michael Fazio Employment Agreement  Mace currently employs Michael Fazio as its
- ----------------------------------
Vice President of Operations under the terms of a three-year employment agreement. Such agreement provides for an annual salary of $100,000, certain medical and other employee benefits, the granting of options to purchase 125,000 shares of Mace common stock at $6.875 per share that vest over a period of three years (except in the event of a change of control, in which case such options vest immediately) and a prohibition against competing with Mace during employment and for a six month period following a termination of employment. In addition, in the event that Mace terminates Mr. Fazio's employment without cause, Mr. Fazio has the right to receive a lump-sum payment equal to six months salary.

Ronald Pirollo Employment Agreement  Mace currently employs Ronald Pirollo as
- -----------------------------------
its Controller under the terms of a four-year employment agreement. Such agreement provides for an annual salary of $80,000, certain medical and other employee benefits, the granting of options to purchase 50,000 shares of Mace common stock at $2.6875 per share that vest over a period of four years (except in the event of a change of control or in the event Mr. Pirollo's employment is terminated without cause, in which case such options vest immediately) and a prohibition against competing with Mace during employment and for a six month period following a termination of employment.

Other Executive Employment Agreements  Mace currently employs Robert M. Kramer,
- -------------------------------------
Matthew J. Paolino and Gregory M. Krzemien under four-year employment agreements. Each employment agreement provides for annual salary, certain medical and other employee benefits, and a prohibition against competing with Mace during employment and for a three month period following a termination of employment. In addition, Mace granted to each of these executive officers options to purchase shares of Mace common stock at $2.6875 per share that vest over a period of four years, except in the event of a change of control, in which case such options vest immediately. The table below discloses the salary and option grants for these executive officers.

     Name                    Office                    Annual Salary  Options
     ----                    ------                    -------------  -------
     Robert M. Kramer        Executive Vice President       $125,000  200,000
                             and General Counsel

     Gregory M. Krzemien     Chief Financial Officer        $110,000  125,000
                             and Treasurer

     Matthew J. Paolino      Vice President                 $ 45,000  125,000



Biographical Information for Non-Director Executive Officers

     Set forth below is certain biographical information about the executive officers of Mace who are not nominees to the Board:

Gregory M. Krzemien
- --------------------------------------------------------------------------------
Age:                         40
Principal Occupation:
May 24, 1999-Present         Chief Financial Officer and Treasurer of Mace
Recent Business Experience:
August 1992-December 1998    Chief Financial Officer and Treasurer of Eastern
                             Environmental Services, Inc.

Ronald R. Pirollo
- --------------------------------------------------------------------------------
Age:                         40
Principal Occupation:
  July 1, 1999-Present       Controller of Mace
Recent Business Experience:
  July 1997-December 1998    Controller of Eastern Environmental Services, Inc
  1987-June 1997             Vice President - Finance of Envirite Corporation

Michael Fazio
- --------------------------------------------------------------------------------
Age:                         50
Principal Occupation:
  July 1, 1999-Present       Vice President of Operations of Mace
Recent Business Experience:
  1997-December 1998         President of Wash Depot (a car wash services
                             company)
  Prior to 1997              President of Fazio Enterprises (a car services
                             company)

Section 16(a) Beneficial Ownership Reporting Compliance

     Based on Mace's records and other information, Mace believes that all filing requirements with the Securities and Exchange Commission applicable to its directors and executive officers were complied with for 1998, except that the Initial Report of Beneficial Ownership on Form 3 for former director, R. David Garwood, former Vice President of Operations, Eric Crawford, and former Corporate Secretary, Eduardo Nieves, Jr., were not filed within 10 days of such persons becoming Section 16(a) reporting persons. Such reports have since been filed.

                      THE PRINCIPAL STOCKHOLDERS OF MACE

     The following beneficial ownership table sets forth information as of October 31, 1999 regarding beneficial ownership of shares of Mace common stock by the following persons:

     . each person who is known to Mace to own beneficially more than 5% of the outstanding shares of Mace common stock, based upon Mace's records or the records of the Securities and Exchange Commission;

     . each director and director-nominee of Mace; and

     . all directors and executive officers of Mace as a group.

     Unless otherwise indicated, to our knowledge, all persons listed on the beneficial ownership table below have sole voting and investment power with respect to their shares of Mace common stock. Shares of Mace common stock subject to options or warrants exercisable within 60 days of October 31, 1999 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

Name                                        Shares Beneficially Owned        Percent(1)
- ----                                        --------------------------       ----------
Louis D. Paolino, Jr......................            7,889,495(2)(3)           34.0%
  1000 Crawford Place, Suite 400
  Mt. Laurel, NJ 08054

Excel Legacy Corporation..................           3,812,500(4)               17.5
  16955 Via Del Campo
  San Diego, CA 92127

Mark S. Alsentzer.........................            1,100,000(5)               5.0
  2300 Glades Road, Suite 440W
  Boca Raton, FL  33431

Red Mountain Holdings, Ltd................            1,058,362(3)(6)            4.9
  Arack Chambers
  Smith Hughes McKinsy
  Road Town, Tortola, B.V.I.

Jon E. Goodrich...........................              910,546(7)               4.2
  160 Benmont Ave.
  Bennington, VT  05201

Matthew J. Paolino........................              388,250(8)               1.8

Robert M. Kramer..........................              375,000(3)(9)            1.7

Rodney R. Proto...........................              125,000(10)                *

Constantine N. Papadakis..................               40,000(11)                *

Richard B. Muir...........................                   --(12)               --

All current directors and executive                   9,947,124(13)             41.9
  officers as a group (9 persons)........

*  Less than 1% of the outstanding shares of Mace common stock.

                                        (footnotes continued on following page)

(footnotes continued from prior page)

(1) Percentage calculation is based on 21,712,942 shares outstanding on October 31, 1999.
(2) Includes (i) warrants to acquire 1,500,000 shares and (ii) 2,809,495 shares for which Louis Paolino, Jr. has been granted irrevocable proxies to vote such shares. See " - Irrevocable Proxies Granted to Louis D. Paolino, Jr." below.

(3) Louis Paolino, Jr., Red Mountain Holdings, Ltd. and Robert Kramer filed a Statement on Schedule 13D (initially filed on May 28, 1999; as amended on July 15, 1999) reporting the acquisition of the shares of Mace common stock reported in the table above. Under Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), such stockholders may be considered a "group" acting together to control Mace and therefore may each be deemed to beneficially own the shares of Mace common stock held by all of such stockholders, 9,322,852 shares in the aggregate. Each such stockholder, however, expressly disclaims his or its membership in a group and the beneficial ownership of the shares acquired by the other stockholders. As required by Rule 13d-3(d)(1)(i)(D) of the Exchange Act, the table discloses as beneficially held by Louis Paolino, Jr. and Robert Kramer shares of Mace common stock subject to certain options and warrants that are not exercisable within 60 days of October 31, 1999.
(4) Includes (i) 3,500,000 shares and (ii) warrants to purchase 62,500 shares, all held by Millennia Car Wash LLC, a limited liability company controlled by Excel Legacy Corporation.
(5) Includes warrants to purchase 250,000 shares, 100,000 of which are held by Marrin LPA Pennsylvania, a company controlled by Mr. Alsentzer. Mr. Alsentzer is a nominee to the Board of Directors of Mace.
(6) David Ehrlich, a consultant for Mace, in his position as the sole director of Red Mountain Holdings, Ltd. may be deemed to have the sole power to direct the voting and disposition of these shares and may therefore be deemed the beneficial owner thereof.
(7) Includes 22,300 shares held by Jon Goodrich's wife. Jon Goodrich disclaims beneficial ownership of the shares owned by his wife.
(8)  Includes options to purchase 31,250 shares.
(9) Includes (i) warrants to acquire 75,000 shares and (ii) options to purchase 200,000 shares.
(10) Represents warrants to purchase 125,000 shares.
(11) Represents options to purchase 40,000 shares.
(12) Mr. Muir is a nominee to the Board of Directors of Mace.
(13) See Notes 2, 3, 7, 8, 9, 10 and 11 above. Also includes (i) 160,500 shares and (ii) options to purchase 58,333 shares held by three executive officers who are not listed in the table. This calculation does not include shares held by Messrs. Alsentzer and Muir, who are not currently directors of Mace.

Irrevocable Proxies Granted to Louis D. Paolino, Jr.

     In connection with Mace's recent acquisition of certain car wash businesses, the following stockholders have granted to Louis Paolino, Jr. irrevocable proxies for the sole power to vote, but not to dispose of, the 2,809,495 aggregate shares of Mace common stock issued to such individuals as consideration for such acquisitions until the expiration date of such proxies:

                                                   Expiration Date
     Stockholder                          Shares     of Proxies
     -----------                          ------   ---------------
     Rosario Higgins                      168,883      5-18-00
     Gary Higgins                         984,529      5-18-00
     Genie Car Care Center, Inc.            4,400     11-30-99
     Genie Car Service Center, Inc.       184,533     11-30-99
     Genie Car Wash, Inc. of Austin         4,400     11-30-99
     Cornett Limited Partnership          300,000     11-30-99
     D. Nagelberg & B. Nagelberg,
     Trustees - Nagelberg Family Trust    581,375      2-25-00
     Joyce Heller                         236,000      2-25-00
     Ronald I. Heller, IRA                345,375      2-25-00
                                        ---------
                                Total:  2,809,495

Acquisition of Control of Mace

     On July 1, 1999, Louis D. Paolino, Jr., Mace's Chairman, President and Chief Executive Officer, along with certain of his affiliates, acquired a majority of the outstanding shares of Mace common stock and thus acquired control of Mace. The ownership table on the prior two pages contains a description of Mr. Paolino's holdings of Mace common stock.

     This acquisition of control involved a series of transactions approved by the former Board of Directors of Mace and a majority of Mace's stockholders. The consummation of this series of transactions changed the principal business of Mace from the sale of personal security products to the operation and consolidation of car wash facilities. On June 8, 1999 Mace distributed an information statement to its stockholders describing, among other things, this series of transactions.

     The first transaction involved the purchase from Mace of an aggregate of 3,735,000 unregistered shares of Mace common stock for $1.375 per share; 1,910,000 shares by Louis Paolino, Jr. and an aggregate of 1,825,000 shares by certain members of his management team and certain other individuals designated by Mr. Paolino. These purchases were made pursuant to a Stock Purchase Agreement dated March 26, 1999 (as amended) between Mace and Mr. Paolino. Additional related purchases were also made on July 1, 1999 pursuant to this Stock Purchase
Agreement:


     . Louis Paolino, Jr. purchased 1,000,000 shares of Mace common stock directly from Mr. Goodrich for $1.375 per share and 100,000 shares of Mace common stock directly from each of two other stockholders of Mace for $1.375 per share;

     . Robert M. Kramer purchased 50,000 shares of Mace common stock directly from Mr. Goodrich for $1.375 per share; and

     . Ten individuals designated by Louis Paolino, Jr. purchased from Mace an aggregate of 1,850,000 shares of Mace common stock for $2.00 per share.

     The second transaction involved the merger of American Wash Services, Inc., a car wash facility company controlled by Louis Paolino, Jr. with and into a wholly-owned subsidiary of Mace. The merger was completed on July 1, 1999. Louis Paolino, Jr. and Red Mountain Holdings, Ltd., American Wash's other shareholder, received in exchange for all of the shares of American Wash, $4,687,500, in cash, and 628,362 unregistered shares of Mace common stock, of which Louis Paolino, Jr. received 470,000 shares and Red Mountain received 158,362 shares. Louis Paolino, Jr. and Robert Kramer received the following additional consideration in connection with this merger:

     . Louis Paolino, Jr. received a warrant to purchase 1,500,000 shares of Mace common stock at a purchase price of $1.375 per share;

     . Louis Paolino, Jr. received a warrant to purchase 250,000 shares of Mace common stock at a purchase price of $2.50 per share (which has subsequently been assigned to a third party); and

     . Robert Kramer received a warrant to purchase 75,000 shares of Mace common stock at a purchase price of $1.375 per share.

     Mace's Board of Directors and management team were restructured in connection with these transactions. Louis Paolino, Jr. was appointed as Mace's Chairman, President and Chief Executive Officer. The entire Board of Directors, other than Mr. Goodrich, resigned and was replaced by Louis Paolino, Jr., Robert Kramer, Constantine Papadakis, Matthew Paolino and Rodney Proto. The Board appointed Mr. Kramer as Mace's Secretary, Executive Vice President and General Counsel, Mr. Krzemien as Mace's Chief Financial Officer and Treasurer and Mr. Pirollo as Mace's Controller.

                            ADDITIONAL INFORMATION

Certain Relationships and Related Transactions

     In August 1999, Mace entered into a month-to-month lease with Bluepointe, Inc., a corporation controlled by Louis Paolino, Jr., Mace's Chairman, President and Chief Executive Officer, for Mace's executive offices in Mt. Laurel, New Jersey. The lease provides for monthly rental payments of $10,000. Mace believes that the terms of this lease are competitive when compared to similar facilities in the Mt. Laurel, New Jersey area.

     Robert M. Kramer, Mace's General Counsel, Executive Vice President and Secretary, is engaged in the practice of law through Robert M. Kramer & Associates, P.C., a professional corporation owned by Mr. Kramer, which has rendered legal services to Mace since April 1999. Mace has paid such corporation approximately $162,000 since April 1, 1999. Mace does not anticipate paying such corporation greater than $55,000 for the remainder of this fiscal year.

      During this fiscal year, Mace has paid approximately $248,775 for car wash parts, equipment and related services to Sonny's Enterprises, Inc., a car wash parts and equipment company owned by Paul G. Fazio, the brother of Michael Fazio, Mace's Vice President of Operations. Mace contracted with Sonny's Enterprises based on the quality of parts, equipment and services offered by Sonny's Enterprises and the competitive prices that Sonny's Enterprises offered for such parts, equipment and services.

Deadline For Stockholder Proposals

     July 28, 2000 is the deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Mace's proxy statement and form of proxy for Mace's 2000 Annual Meeting of Stockholders. A notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely after October 2, 2000 and Mace's proxy for the 2000 Annual Meeting of Stockholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such meeting.

Mace's Annual Report

     A copy of Mace's 1998 Annual Report to Stockholders (including its Annual Report on Form 10-KSB, with financial statements and schedules, but excluding exhibits) accompanies this proxy statement, but it is not to be regarded as proxy solicitation material. UPON REQUEST AND WITH THE PAYMENT OF A REASONABLE FEE, MACE WILL FURNISH TO RECORD AND BENEFICIAL HOLDERS OF ITS COMMON STOCK COPIES OF EXHIBITS TO THE FORM 10-KSB. DIRECT ALL REQUESTS FOR COPIES OF THE ABOVE MATERIALS TO EDUARDO NIEVES, JR., INVESTOR RELATIONS, AT THE OFFICES OF MACE SET FORTH ON PAGE 1 OF THIS PROXY STATEMENT.

                                         By Order of the Board of Directors,

                                           /s/ Robert M. Kramer

Mt. Laurel, New Jersey                   Robert M. Kramer
November 17, 1999                        Secretary

                                                                      Appendix A
                                                                      ----------
                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                       MACE SECURITY INTERNATIONAL, INC.

          Mace Security International, Inc., a Delaware corporation (the "Corporation"), does hereby amend and restate its Certificate of Incorporation, as amended, pursuant to the provisions of Section 242 and Section 245 of the Delaware General Corporation Law as set forth below:

     1. The name of the Corporation is "Mace Security International, Inc." The date of filing of the Corporation's original Certificate of Incorporation with the Secretary of State of Delaware was September 16, 1993.

     2. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

           FIRST:  The name of the Corporation is Mace Security International,
Inc.

          SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company, in the County of New Castle.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

          FOURTH: The total number of shares of capital stock that the Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares of common stock, par value $.01 per share (the "Common Stock"), and Fifty Million (50,000,000) shares of preferred stock, par value $.01 per share (the "Preferred Stock"). The terms and conditions of the Common Stock and the Preferred Stock shall be as follows:

          (a)  Common Stock.
               ------------

               (1) All outstanding shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges. The holders of shares of Common Stock shall have no preemptive or preferential rights of subscription to any shares of any class of capital stock of the Corporation.

               (2) When, as and if dividends or distributions are declared on outstanding shares of Common Stock, whether payable in cash, in property or in securities of the Corporation, the holders of outstanding shares of Common Stock shall be entitled to share equally in such dividends and distributions.

               (3) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of outstanding shares of Common Stock shall be entitled to share equally in the assets of the Corporation to be distributed among the holders of shares of the Common Stock.

               (4) The holders of outstanding shares of Common Stock shall have the right to vote on (or, as provided by law, take action by consent with respect to) the election and removal of the directors of the Corporation and on, and with respect to, all other matters to be voted on or consented to by the stockholders of the Corporation, and each holder shall be entitled to one vote for each share of Common Stock held. Except as otherwise provided by law or by the terms of a class or series of the Preferred Stock fixed by a resolution or resolutions of the Board of Directors adopted pursuant to paragraph (b) below, the holders of shares of Preferred Stock shall not have any right to vote on, or consent with respect to, any matters to be voted on or consented to by the stockholders of the Corporation and the shares of Preferred Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters.

          (b)  Preferred Stock.  Shares of Preferred Stock of the Corporation
               ---------------
          may be issued from time to time in one or more classes or series, each of which shall have such distinctive designation or title as shall be fixed by the Board of Directors of the Corporation prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such other relative rights, powers and preferences, including, without limitation, rights to dividends, conversion rights, if any, redemption price and liquidation preference, and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issuance of such class or series as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware. Except as expressly provided in such resolution or resolutions or as required by law, the holders of Preferred Stock shall have no rights as stockholders of the Corporation.

          FIFTH: In furtherance and not in limitation of the general powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation, except as specifically otherwise provided therein.

          SIXTH: A director of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that Section 102(b)(7) (or any successor provision) of the Delaware General Corporation Law, as amended from time to time, expressly provides that the liability of a director may not be eliminated or limited. No amendment or repeal of this paragraph SIXTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     3. The stockholders of the Corporation, at an annual meeting of stockholders called and held upon notice properly given in accordance with
Section 222 of the Delaware General Corporation Law, have adopted and approved this Amended and Restated Certificate of Incorporation in accordance with the provisions of Section 212 of the Delaware General Corporation Law.

     4. This Amended and Restated Certificate of Incorporation has been duly adopted and approved in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed by a duly authorized officer of the Corporation this __ day of December, 1999.

                                       MACE SECURITY INTERNATIONAL, INC.


                                       By:___________________________________
                                          Louis D. Paolino, Jr., President

                       MACE SECURITY INTERNATIONAL, INC.
                        1000 CRAWFORD PLACE, SUITE 400
                         MT. LAUREL, NEW JERSEY 08054
     PROXY - Annual Meeting of Stockholders - Wednesday, December 15, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Eduardo Nieves, Jr. and Gregory M. Krzemien severally as proxies, each with the power to appoint his substitute, and hereby authorizes either or both of them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Mace Security International, Inc. ("Mace") held of record by the undersigned on November 10, 1999 at the Annual Meeting of Stockholders to be held on Wednesday, December 15, 1999 or at any adjournment or postponement thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER PROPOSAL 1; IN FAVOR OF PROPOSALS 2 and 3; AND IN ACCORDANCE WITH THE PROXIES' JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
                (Continued, and to be signed, on Reverse Side)
- --------------------------------------------------------------------------------

          [X] Please mark
              your vote
              as in this example


                   FOR all nominees               WITHHOLD
                   listed (except as              AUTHORITY
                   marked to the            To vote for all nominees
                   contrary below)               listed at right            Nominees:
1. ELECTION OF                                                                Louis D. Paolino Jr.
   DIRECTORS            [_]                          [_]                      Mark S. Alsentzer
                                                                              Jon E. Goodrich
                                                                              Robert M. Kramer
                                                                              Richard B. Muir
                                                                              Matthew J. Paolino
                                                                              Constantine N. Papadakis
                                                                                                           FOR   AGAINST  ABSTAIN
                                                               2.   Approval and adoption of               [_]     [_]     [_]
                                                                    Mace's Amended and Restated
                                                                    Certificate of Incorporation.

(INSTRUCTIONS:  To withhold authority to vote for              3.   Ratification of the Board's            [_]     [_]     [_]
any individual nominee,  write the nominee's name                   appointment of Ernst & Young LLP as
below)                                                              Mace's independent auditors for
                                                                    fiscal year ending December 31, 1999.

__________________________________

                                                               In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

                                                               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                                                               USING THE ENCLOSED ENVELOPE.

SIGNATURE _______________________ DATE________________ SIGNATURE _______________________ DATE____________

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.